UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/13/2006

EARTHLINK, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15605

Delaware	58-2511877
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 815-0770
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On April 13, 2006, the Compensation Committee of the Board of Directors of EarthLink, Inc., a Delaware corporation ("EarthLink"), adopted the EarthLink, Inc. Stock Option Plan for Inducement Awards Relating to the Acquisition of New Edge Holding Company (the "Inducement Award Plan"). The Inducement Award Plan is a stock option plan established to permit inducement awards of stock options to new employees in connection with EarthLink's acquisition of New Edge Holding Company, a Delaware corporation ("New Edge"). Pursuant to the Inducement Award Plan, 657,000 shares of EarthLink's common stock are reserved for issuance. The Inducement Award Plan was adopted without stockholder approval in reliance on the "inducement grant exception" provided under Rule 4350(i)(1)(A) of the NASD Marketplace Rules.

The Inducement Award Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.    Other Events

On April 13, 2006, the closing occurred under the previously-announced Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 12, 2005, by and among EarthLink, New Edge and New Edge Merger Corporation ("MergerCo"), a Delaware corporation and a wholly-owned subsidiary of EarthLink.

Pursuant to the Merger Agreement, EarthLink acquired New Edge in a merger transaction for consideration consisting of 2.6 million shares of EarthLink common stock and $114.3 million in cash, including cash to be used to satisfy certain liabilities. Following the closing of the merger, New Edge became a wholly-owned subsidiary of EarthLink and continues to operate as an independent company under its current name. The Merger Agreement was attached as Exhibit 2.1 to EarthLink's Current Report on Form 8-K dated December 12, 2005 and is incorporated herein by reference.

On April 13, 2006, EarthLink issued a press release announcing the closing under the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)         Exhibits

Exhibit No.    Description

10.1          EarthLink, Inc. Stock Option Plan for Inducement Awards Relating to the Acquisition of New Edge Holding Company
99.1          Press release issued by EarthLink, Inc., dated April 13, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.

Date: April 13, 2006	By:	/s/ Kevin M. Dotts
Kevin M. Dotts
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	EarthLink, Inc. Stock Option Plan for Inducement Awards Relating to the Acquisition of New Edge Holding Company
EX-99.1	Press release issued by EarthLink, Inc., dated April 13, 2006